Exhibit 1.1

20,000,000 Shares

FLUENCE ENERGY, INC.

CLASS A COMMON STOCK, PAR VALUE $0.00001 PER SHARE

UNDERWRITING AGREEMENT

May 12, 2026

Barclays Capital Inc.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

As Representatives of the several
Underwriters named in Schedule I hereto

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

c/o J.P. Morgan Securities LLC
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

Certain stockholders named in Schedule III hereto (the “Selling Stockholders”) of Fluence Energy, Inc., a Delaware corporation (the “Company”), propose to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), an aggregate of 20,000,000 shares of its Class A common stock, par value $0.00001 per share (the “Firm Shares”). The Company is a Delaware corporation, a holding company and the sole managing member of Fluence Energy, LLC, a Delaware limited liability company.

The Selling Stockholders also propose to sell to the several Underwriters not more than an additional 3,000,000 shares of its Class A common stock, par value $0.00001 (the “Additional Shares”) if and to the extent that the Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The Shares of the Company outstanding are hereinafter referred to as the “Common Stock.”

The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-295786) (the “Registration Statement”) covering the public offering and sale of certain securities, including the Shares, which has been declared effective by the Commission. Such Registration Statement, as of any time, means as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”) and the documents otherwise deemed to be part thereof as of such time pursuant to 430B under Securities Act regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” such registration statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including the amendments thereto, the exhibits and schedules thereto as of such time, the documents incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be part thereof as of such time pursuant to Rule 430B. If the Company has filed an abbreviated registration statement to register additional Shares of Common Stock pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Underwriting Agreement (this “Agreement”), “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus filed by the Company pursuant to the provisions of Rule 424(b) under the Securities Act, that omitted information pursuant to Rule 430B under the Securities Act that was used after the effectiveness of the Registration Statement and prior to the execution and delivery of this Agreement, the “Time of Sale Prospectus” means the preliminary prospectus as part of the Registration Statement together with the documents and pricing information set forth in Schedule II hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. The final prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Shares including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to as the “Prospectus.” For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus,” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

1.             Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a)            The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto has become effective; no stop order suspending the effectiveness of the Registration Statement or any post- effective amendment thereto is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission. No order preventing or suspending the use of any preliminary prospectus or any free writing prospectus has been issued by the Commission.

(b)           (i) Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, each deemed effective pursuant to Rule 430B(f)(2) under the Securities Act, did not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the Time of Sale Prospectus and the Prospectus comply and, as amended or supplemented, if applicable, will as of the date of such amendment or supplement, comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement and as of the Closing Date, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of any such Underwriter through the Representatives expressly for use therein.

(c)           The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus, if any, that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or, if filed after the effective time of this Agreement, will comply as of the date of such filing in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.

(d)            The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing (to the extent the concept of good standing is applicable in such jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (to the extent the concept of good standing is applicable in such jurisdiction) would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)            Each subsidiary of the Company has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation (to the extent the concept of good standing is applicable in such jurisdiction), organization or formation, has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent the concept of good standing is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (to the extent the concept of good standing is applicable in such jurisdiction) would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued (to the extent such concepts are applicable in such jurisdictions), are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for any such liens, encumbrances, equity or claims (i) that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole or (ii) pursuant to any credit facility of the Company or its subsidiaries described in Registration Statement, the Time of Sale Prospectus and the Prospectus.

(f)             This Agreement has been duly authorized, executed and delivered by the Company.

(g)           The authorized capital stock of the Company conforms as to legal matters, in all material respects, to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)           The shares of Common Stock outstanding to be sold by the Selling Stockholders have been duly authorized and are validly issued, fully paid and non-assessable.

(i)            The Shares to be sold by the Selling Stockholders have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable, and the Shares to be sold by the Selling Stockholders will not be subject to any preemptive or similar rights that have not been validly waived.

(j)            The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation and bylaws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except, in the case of clauses (i), (iii) and (iv), as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or adversely affect the ability of the Company to perform its obligations under this Agreement and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained or waived, or may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions or the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) in connection with the offer and sale of the Shares.

(k)           There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(l)             There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (A) other than (i) proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and (ii) proceedings that would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (B) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described in all material respects; and there are no statutes, regulations, contracts or other documents to which the Company or any of its subsidiaries is subject or by which the Company or any of its subsidiaries is bound that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.

(m)           Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

(n)           The Company is not, and immediately after giving effect to the offering and sale of the Shares will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)           The Company and each of its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to climate change, to the protection of human health and safety, the environment or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and maintained all permits, licenses or other approvals required of them under applicable Environmental Laws necessary to conduct their respective businesses as presently conducted and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive and maintain required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p)           (i) There are no costs, obligations or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), or any obligations to combat, respond to or mitigate the effects of climate change which would, singly or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole and (ii) neither the Company nor any of its subsidiaries is aware of any pending or threatened notice, claim, proceeding or investigation which would be reasonably expected lead to liability under Environmental Laws, except where the potential liability or obligation would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except where the potential liability or obligation would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or result in monetary sanctions in excess of $300,000.

(q)           Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or validly waived or complied with in connection with the sale of the Shares contemplated hereby, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(r)            (i) None of the Company or any of its subsidiaries or affiliates, or any director or officer thereof, or, to the Company’s knowledge, any employee, agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to unlawfully influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Company and each of its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(s)           The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(t)            (i) None of the Company, any of its subsidiaries, or any director or officer thereof, or, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A)             the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(B)              located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, the so-called Donetsk People’s Republic and Luhansk People’s Republic, the non-government controlled areas of Zaporizhzhia and Kherson, Cuba, Iran and North Korea).

(ii)           The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)             to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)              in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)         The Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(u)           Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, other than from employees or other service providers in connection with such person’s termination of service from the Company or its subsidiaries pursuant to the existing terms of the agreements or equity compensation plans described in the Time of Sale Prospectus or in exercise of the Company’s right of first refusal upon a proposed transfer, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock (other than the exercise, settlement or conversion of equity awards, warrants or convertible notes or loans or grants of equity awards or forfeiture of equity awards outstanding as of such respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, in each case granted pursuant to the equity compensation plans described in the Time of Sale Prospectus), short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(v)           The Company and each of its subsidiaries do not own any real property and have good and marketable title to all personal property owned by them (excluding intellectual property, which is addressed exclusively in Section 1(w)) which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(w)           Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole, (i) the Company or one of its subsidiaries is the sole and exclusive owner of all right, title and interest in and to all patents, inventions, copyrights, know how, trade secrets, confidential information, trademarks, service marks, trade names, Internet domain names, and all other worldwide intellectual property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing) (collectively, “Intellectual Property Rights”) that are owned or purported to be owned by the Company and its subsidiaries; (ii) the Company and its subsidiaries have the right to use all other Intellectual Property Rights used in the conduct of their respective businesses as now conducted by them; (iii) the Intellectual Property Rights owned by the Company and its subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights exclusively licensed to the Company and its subsidiaries, are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the ownership, validity, scope or enforceability of any Intellectual Property Rights owned or used by the Company or any of its subsidiaries; (iv) neither the Company nor any of its subsidiaries has received any written notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights of any Person by the Company or any of its subsidiaries; (v) to the Company’s knowledge, no Person is infringing, misappropriating or otherwise violating, or has, in the past three (3) years, infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned or used by the Company or any of its subsidiaries; (vi) to the Company’s knowledge, neither the Company nor any of its subsidiaries, nor the conduct and operation of the businesses of the Company and its subsidiaries, as conducted in the past three (3) years, is infringing, misappropriating or violating or has infringed, misappropriated or violated any Intellectual Property Rights of any Person; (vii) the Company and its subsidiaries use and have used, commercially reasonable efforts to appropriately maintain the confidentiality of the know how, trade secrets and other confidential information of the Company and its subsidiaries the value of which to the Company or any of its subsidiaries is contingent upon maintaining the confidentiality thereof, and, to the Company’s knowledge, no such know how, trade secrets, or confidential information have been disclosed other than to Persons bound by confidentiality obligations restricting the disclosure and use of such Intellectual Property Rights; and (viii) neither the Company nor any of its subsidiaries is a party to any source code escrow contract (or a party to any contract obligating such Person to enter into a source code escrow contract or other contract) requiring the deposit of any source code or related materials for any software owned or purported to be owned by the Company or any of its subsidiaries, in each case, which requires the release or disclosure of any source code or related materials to any Person in connection with the consummation of the transactions contemplated by the Prospectus.

(x)             Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) to the extent that the Company and its subsidiaries use, or have used, in any of the products or services of the Company or any of its subsidiaries, any software or other materials distributed under a “free,” “open source,” or similar licensing model (“Open Source Software”), such use is and has been in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of its subsidiaries uses, incorporates or distributes or has used, incorporated or distributed any Open Source Software in connection with any products or services of the Company or any of its subsidiaries in any manner that requires or has required (A) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned or purported to be owned by the Company or any of its subsidiaries or (B) any software code or other technology owned or purported to be owned by the Company or any of its subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(y)             Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, for the past three (3) years (i) the Company and each of its subsidiaries have been and are presently in compliance in all material respects with all of the Company’s and each of its subsidiaries external written privacy policies, contractual obligations and applicable laws, statutes, judgments, orders, rules, and regulations of any court or arbitrator or other governmental or regulatory authority, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its subsidiaries of information defined as “personal information”, “personal data” or any equivalent term by applicable data privacy laws (“Data Security Obligations,” and such data and information, “Personal Data”); (ii) the Company and its subsidiaries have not received any written notification of or written complaint regarding non-compliance with any Data Security Obligation by the Company or any of its subsidiaries; and (iii) the Company has not received written notice of any action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any Data Security Obligation by the Company or any of its subsidiaries.

(z)             Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) the Company and its subsidiaries own or have a valid right to access and use pursuant to a written agreement, each of their respective information technology assets and equipment, computers, systems, networks, hardware, software, websites, and applications owned or controlled by the Company and its subsidiaries and used in the conduct of their businesses as currently conducted by them (“IT Systems”) (A) operate and perform in all material respects as reasonably required in connection with the operation of the business of the Company and its subsidiaries as currently conducted and (B) do not, to the Company’s knowledge, contain any viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that: (x) materially disrupt or adversely affect the functionality of the IT Systems, or (y) enable or assist any Person to access without authorization the IT Systems or Personal Data; (ii) the Company and each of its subsidiaries have (A) established and maintain commercially reasonable technical and organizational measures designed to protect the material IT Systems, as well as Personal Data, and have established and maintain, commercially reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent any material breach or unauthorized, access, disablement, or other material compromise or misuse of the IT Systems or the material destruction, loss, unauthorized distribution, use, misappropriation or modification of any Personal Data (“Breach”) and (B) taken commercially reasonable steps to ensure that any third party with access to or otherwise processing Personal Data on behalf of the Company or any of its subsidiaries has implemented and maintained appropriate safeguards; (iii) to the Company’s knowledge, there has been no such Breach, and the Company and its subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in any such Breach; and (iv) the Company and its subsidiaries have not provided or been legally required to provide any notices to any Person in connection with a disclosure of Personal Data.

(aa)            No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(bb)           The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, in the Company’s reasonable judgement, are customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(cc)           The Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, except where the failure to obtain such certificates, authorizations or permits would not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(dd)           The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The statistical, industry-related and market- related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus under the Securities Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(ee)           Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(ff)           The Company and its subsidiaries, taken as a whole, maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed by, or under the supervision of, the Company’s principal executive officer and principal financial officer, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and provides reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) and the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as disclosed in the Time of Sale Prospectus, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(gg)          Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(hh)          The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not be reasonably expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not be reasonably expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ii)            The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(jj)            As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through or on behalf of the Representatives for use therein.

(kk)           Neither the Company nor any of its subsidiaries has any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

(ll)             (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA (other than any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”)) for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) for each Plan, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iii) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no “Multiemployer Plan” is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (iv) except to the extent that notice would be waived by applicable regulation, no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; and (v) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan or Multiemployer Plan, except in each case with respect to the events or conditions set forth in (i) through (v) hereof, as would not, individually or in the aggregate, have a material adverse effect.

(mm)         No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except for any dividend, distribution, repayment or transfer that is prohibited pursuant to any credit facility of the Company’s subsidiaries described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

2.              Representations and Warranties by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each of the Underwriters that:

(a)             Except (A) as will have been obtained on or prior to the Closing Date for the registration under the Securities Act of the Shares; (B) as may be required under foreign or state securities (or Blue Sky) laws or by FINRA or by the Nasdaq Global Select Market in connection with the purchase and distribution of the Shares by the Underwriters; and (C) as would not impair in any material respect the ability of such Selling Stockholder to consummate its obligations hereunder, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained or will be obtained on or prior to the Closing Date; and such Selling Stockholder has full right, power and authority to enter into this Agreement and has or will have at the Closing Date, full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(b)             The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement and the consummation of the transactions herein and contemplated in the Time of Sale Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any property or assets of such Selling Stockholder, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to materially impact such Selling Stockholder’s ability to perform its obligations under this Agreement;

(c)             Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8 105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8 303 of the UCC, (B) under Section 8 501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8 102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8 102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC;

(d)             Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that might reasonably be expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(e)             To the extent that any statements or omissions made in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with the Selling Stockholder Information (as defined below), such Registration Statement and Time of Sale Prospectus did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. “Selling Stockholder Information” consists solely of the information with respect to such Selling Stockholder in the beneficial ownership table under the caption “Selling Securityholders” in the Time of Sale Prospectus and the Prospectus;

(f)             In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(g)             Other than the Registration Statement, the Time of Sale Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule II, each electronic road show and any other written communications approved in writing in advance by the Company and the Underwriters.

(h)             The obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the dissolution of such Selling Stockholder or by the occurrence of any other event; if such Selling Stockholder shall be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement; and

(i)             Such Selling Stockholder is not prompted by any material non-public information concerning the Company or any of its subsidiaries that is not disclosed in the Time of Sale Prospectus to sell its Shares pursuant to this Agreement.

(j)             Such Selling Stockholder will not, directly or knowingly indirectly, use the proceeds of the offering contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that will result in a violation of any applicable Sanctions.

3.              Agreements to Sell and Purchase. Each Selling Stockholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from each Selling Stockholder the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $20.5275 a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholders agree to sell, severally and not jointly, to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 3,000,000 Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4.              Terms of Public Offering. The Selling Stockholders are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Selling Stockholders are further advised by the Representatives that the Firm Shares are to be offered to the public initially at $21.00 a share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $0.2835 a share under the Public Offering Price.

5.              Payment and Delivery. Payment for the Firm Shares to be sold by the Selling Stockholders shall be made to such Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on May 15, 2026, or at such other time on the same or such other date as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares to be sold by the Selling Stockholders shall be made to the Selling Stockholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than June 14, 2026, as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or the applicable Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6.            Conditions to the Underwriters’ Obligations. The obligations of the Selling Stockholders to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:00 p.m. (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the applicable Option Closing Date, as the case may be:

(i)            no order suspending the effectiveness of the Registration Statement shall be in effect, no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or, to the Company’s knowledge, threatened by the Commission; and

(ii)           there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)          The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be:

(i)            a certificate, dated the Closing Date or the Option Closing Date, as the case may be, and signed on behalf of the Company by an executive officer of the Company, to the effect set forth in Sections 6(a)(i) and 6(a)(ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or the Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or the Option Closing Date, as the case may be; and

(ii)           a certificate, dated the date hereof and the Closing Date or the Option Closing Date, as the case may be, and signed on behalf of the Company by its chief financial officer.

The officers signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

(c)           The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate, dated the Closing Date or the Option Closing Date, as the case may be, and signed by or on behalf of each Selling Stockholder, to the effect (i) the representations and warranties of each Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date or the Option Closing Date, as the case may be, and (ii) each Selling Stockholder has complied with all agreements and conditions on its part to be performed under this Agreement at or prior to the Closing Date or the Option Closing Date, as the case may be.

(d)           The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion and negative assurance letter of Latham & Watkins LLP, outside counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(e)          The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion and negative assurance letter of Weil, Gotshal & Manges LLP, counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(f)           The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Davis Polk & Wardwell LLP, counsel for AES Grid Stability, LLC, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(g)          The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Simpson Thacher & Bartlett LLP, counsel for SPT Holding, SARL, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(h)          The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Linklaters LLP, Luxembourg counsel for SPT Holding, SARL, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(i)           The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for Qatar Holding LLC, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

(j)           The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Clyde & Co LLP, Qatar counsel for Qatar Holding LLC, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters.

With respect to the negative assurance letters to be delivered pursuant to Sections 6(d) and 6(e) above, Latham & Watkins LLP and Weil, Gotshal & Manges LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

The opinions of Latham & Watkins LLP, Weil, Gotshal & Manges LLP, Davis Polk & Wardwell LLP, Simpson Thacher & Bartlett LLP, Linklaters LLP, Cleary Gottlieb Steen & Hamilton LLP and Clyde & Co LLP described in Sections 6(d), 6(e), 6(f), 6(g), 6(h), 6(i) and 6(j) above, respectively, shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(k)          The Underwriters shall have received, on each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, an independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date.

(l)           The “lock-up” agreements, each substantially in the form of Exhibit A hereto, executed by certain stockholders, officers and directors of the Company relating to restrictions on sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof (the “Lock-up Agreements”), shall be in full force and effect on the Closing Date or the Option Closing Date, as the case may be.

7.             Covenants of the Company and the Selling Stockholders. The Company and each Selling Stockholder covenants with each Underwriter as follows:

(a)           The Company will prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required under the Securities Act; the Company will make no further amendment or any supplement to the Registration Statement, the preliminary prospectus or the Prospectus prior to the last time and date for delivery of the Shares which shall be disapproved by the Representatives promptly after reasonable notice thereof; the Company will advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed; the Company will file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; the Company will advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the preliminary prospectus or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order.

(b)           The Company will furnish to the Representatives, at their request, without charge, as many copies of the Registration Statement (including exhibits thereto), the preliminary prospectus and any supplements and amendments thereto or the Prospectus, as the Representatives may reasonably request and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(c)           The Company agrees to furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object in a timely manner.

(d)           Each Selling Stockholder and the Company agrees not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)           If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at the Company’s own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)           If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g)          The Company will endeavor to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably request; provided that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, execute a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is not otherwise subject.

(h)          The Company will make generally available (which may be satisfied by filing with the Commission on its Electronic Data Gathering Analysis and Retrieval System (“EDGAR”)) to the Company’s security holders and to the Underwriters as soon as practicable but in any event not later than sixteen months after the effective date of the Registration Statement an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i)            Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, excluding any transfer or other similar taxes payable thereon by the Selling Stockholders pursuant to Section 7(j) below, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) the reasonable fees and disbursements of one counsel for the Selling Stockholders, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA (provided that the amount payable by the Company with respect to fees and disbursements of counsel for the Underwriters pursuant to subsections (iii) and (v) shall not exceed $25,000 in the aggregate), (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show (with the remaining 50% to be paid by the Underwriters), (ix) the document production charges and expenses associated with printing this Agreement, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution,” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, share transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make, and all travel and other expenses of the Underwriters or any of their employees incurred by them in connection with participation in investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, other than the cost of aircraft chartered in connection with the roadshow, for which the Underwriters agree to pay for 50% not paid for by the Company, as described above.

(j)           Each Selling Stockholder, solely to itself, will pay (i) any fees and expenses of counsel for such Selling Stockholder (except as contemplated by Section 7(i)(iv)) and (ii) any transfer or other similar taxes, if any, payable upon the sale of the Shares to be sold by such Selling Stockholder to the Underwriters under the terms of this Agreement.

(k)           If at any time during the Prospectus Delivery Period and following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(l)           The Company and each Selling Stockholder will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company and each Selling Stockholder undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing certification.

(m)           During a period of three (3) years from the effective date of the Registration Statement, for so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that the Company will be deemed to have satisfied the requirements of this Section 7(m) to the extent such information is filed through EDGAR.

(n)           During a period of three (3) years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that the Company will be deemed to have satisfied the requirements of this Section 7(n) to the extent such information is filed through EDGAR.

(o)           The Company also covenants with each Underwriter that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period beginning on the date of this Agreement and ending at the close of business 30 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option, warrant or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities substantially similar to the Common Stock, convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; provided that confidential or non-public submissions to the Commission of any registration statements under the Securities Act may be made if and only if (x) no public announcement of such confidential or non-public submission shall be made during the Restricted Period and (y) the Company shall have provided the Representatives prior written notice of its intention to confidentially submit a draft registration statement with the Commission at least two business days prior to such confidential or non-public submission.

The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant, the settlement of restricted stock units or share value award, or the conversion of a convertible loan, note or other security outstanding on the date hereof as described in each of the Time of Sale Prospectus and the Prospectus, (C) the grant of options, restricted stock units, share value awards or any other type of equity award pursuant to employee benefit plans in effect on the date hereof and described in the Time of Sale Prospectus and the Prospectus (the “Plans”) or the issuance of shares of Common Stock by the Company (whether upon the exercise of stock options or other equity awards) to employees, officers, directors, advisors or consultants of the Company pursuant to the Plans, (D) the filing by the Company of a registration statement on Form S-8 relating to issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to the Plans, (E) the issuance of or entry into an agreement to issue shares of Common Stock or any securities substantially similar to the Common Stock or convertible into or exercisable or exchangeable for Common Stock in connection with one or more mergers, acquisitions or securities, businesses, property or other assets, products or technologies, joint ventures, commercial relationships or other strategic corporate transactions or alliances; provided that the aggregate amount of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (on an as-converted, as-exercised or as-exchanged basis) that the Company may issue or agree to issue pursuant to this clause (E) shall not exceed 10% of the total number of shares of Common Stock of the Company issued and outstanding immediately following the completion of the transactions contemplated by this Agreement determined on a fully diluted basis, and provided further, that each recipient of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock pursuant to this clause (E) shall execute a lock-up agreement substantially in the form of Exhibit A hereto, or (F) facilitating the establishing of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of shares of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of shares of Common Stock may be made under such plan during the Restricted Period.

8.             Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

9.             Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers and affiliates of each Underwriter within the meaning of Rule 405 under the Securities Act and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (insofar as related to the Prospectus, the Time of Sale Prospectus or any Testing-the-Waters Communication, in the light of the circumstances under which they were made), not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in subsection (c) below.

(b)           Each Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the directors, officers and affiliates of each Underwriter within the meaning of Rule 405 under the Securities Act and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with reference to information relating to the Selling Stockholder Information.

(c)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, the Prospectus or any amendment or supplement thereto or Testing-the-Waters Communication, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the following information in the Prospectus: (i) the names of the Underwriters; (ii) the third paragraph under the caption “Underwriting;” and (iii) the thirteenth paragraph of text under the caption “Underwriting” concerning the transactions that stabilize, maintain or otherwise affect the price of the shares.

(d)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Selling Stockholders, such firm shall be designated in writing by the Selling Stockholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)           To the extent the indemnification provided for in Section 9(a) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by Section 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 9(e)(i) above but also the relative fault of the Company or the Selling Stockholders, as applicable, on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (after deducting underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(f)           The Company, the Selling Stockholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g)          The indemnity and contribution provisions contained in this Section 9(g) and the representations, warranties and other statements of the Company and the Selling Stockholders, respectively, contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any director, officer, or affiliate of any Underwriter and each person, if any, who controls any Underwriter, by or on behalf of the Company or by or on behalf of any Selling Stockholder, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

(h)          The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

10.          Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or other relevant exchanges, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

11.          Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Selling Stockholders. In any such case either the Representatives or the Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Selling Stockholders shall be unable to perform its obligations under this Agreement other than by reason of a default by the Underwriters, the Selling Stockholders will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonably incurred fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12.             Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholders on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)          The Company and each Selling Stockholder acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, the Selling Stockholders or any other person, (ii) the Underwriters owe the Company and the Selling Stockholders only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company or the Selling Stockholders, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and each Selling Stockholder waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13.           Recognition of the U.S. Special Resolution Regimes. (i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)           In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14.           Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

15.           Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

16.           Submission to Jurisdiction. The Company and each Selling Stockholder irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement or the offering of the Shares (each, a “Related Proceeding”). The Company and each Selling Stockholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum.

17.           Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18.           Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Barclays Capital Inc. at 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133); Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017 (fax: (212) 622-8358); Attention Equity Syndicate Desk; and if to the Company shall be delivered, mailed or sent to Fluence Energy, Inc., 4601 Fairfax Drive, Suite 600 Arlington, VA 22203.

Very truly yours,

THE COMPANY:

FLUENCE ENERGY, INC.

By:	/s/ Amhed Pasha
	Name:	Ahmed Pasha
	Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Vincent Mathis
	Name:	Vincent Mathis
	Title:	Senior Vice President and Chief Legal and Compliance Officer and Secretary

THE SELLING STOCKHOLDERS

AES GRID STABILITY, LLC

By:	/s/ Jennifer Gillcrist
	Name:	Jennifer Gillcrist
	Title:	Secretary

SPT HOLDINGS, SARL

By:	/s/ Thomas Grünewald
	Name:	Thomas Grünewald
	Title:	CEO

By	/s/ Denis Stoffel
	Name:	Denis Stoffel
	Title:	CFO

QATAR HOLDING LLC

By	/s/ Ahmad Mohammed Al-Khanji
	Name:	Ahmad Mohammed Al-Khanji
	Title:	Director

Accepted as of the date hereof

Barclays Capital Inc.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

Barclays Capital Inc.

By:	/s/ Gabrielle LeBlanc
	Name:	Gabrielle LeBlanc
	Title:	Director

Goldman Sachs & Co. LLC

By:	/s/ Skaaren Cosse
	Name:	Skaaren Cosse
	Title:	Managing Director

J.P. Morgan Securities LLC

By:	/s/ Bobby Wiebe
	Name:	Bobby Wiebe
	Title:	Executive Director

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Barclays Capital Inc.	4,888,889
Goldman Sachs & Co. LLC	4,888,889
J.P. Morgan Securities LLC	4,888,889
BNP Paribas Securities Corp.	888,889
Citigroup Global Markets Inc.	888,889
Mizuho Securities USA LLC	888,889
Morgan Stanley & Co. LLC	888,889
RBC Capital Markets, LLC	888,889
Wells Fargo Securities, LLC	888,888

Total:	20,000,000

I-1

SCHEDULE II

Time of Sale Prospectus

1.	Preliminary Prospectus issued May 12, 2026.

2.	The public offering price per share for the Shares shall be $21.00.

3.	The number of Firm Shares purchased by the Underwriters is 20,000,000 (and up to 3,000,000 Additional Shares).

II-1

SCHEDULE III

Selling Stockholder	Number of Firm Shares:
AES Grid Stability, LLC	8,753,404
SPT Holding, SARL	8,753,404
Qatar Holding LLC	2,493,192

III-1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

May 12, 2026

Barclays Capital Inc.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

As Representatives of the several Underwriters named in Schedule I of the Underwriting Agreement

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

c/o J.P. Morgan Securities LLC
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

The undersigned understands that Barclays Capital Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC (the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Fluence Energy, Inc., a Delaware corporation (the “Company”) and the Selling Stockholders named in Schedule III to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of shares of Class A common stock, par value $0.00001 per share, of the Company (the “Class A Shares”) pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 12, 2026 (the “Registration Statement”). As used herein, the term “Common Stock” refers to shares of the Company’s common stock, including any shares of Class A Shares.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period beginning on the date of this letter agreement (this “Lock-Up Agreement”) and ending at the close of business 45 days after the date of the final prospectus supplement relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for shares of Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by someone other than the undersigned on their behalf.

A-1

The foregoing shall not apply to:

(a)           transactions relating to Common Stock or other securities acquired in the Public Offering or in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in the Public Offering or such open market transactions during the Restricted Period;

(b)           transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift, for bona fide estate planning purposes or to any member of the immediate family of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that (i) each recipient shall sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement, (ii) no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made during the Restricted Period and (iii) and such transfer does not involve a disposition for value;

(c)           transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock by will or intestate succession upon the death of the undersigned, including to the transferee’s nominee or custodian;

(d)           transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock that occurs by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or other court order; provided that any filing required under Section 16(a) of the Exchange Act during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (d);

(e)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer or distribution of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, including, without limitation, limited liability company interests in Fluence Energy, LLC (“Units”) to limited partners, members, managers, stockholders or holders of similar equity interests in the undersigned or to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 as promulgated under the Securities Act of 1933, as amended) of the undersigned or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned, provided that (i) each transferee shall sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Stock, shall be required or shall be voluntarily made during the Restricted Period;

(f)           transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) through (e) above, subject to the same terms and conditions herein;

(g)          transfers to the Company of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock in connection with the repurchase by the Company from the undersigned of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock pursuant to a repurchase right arising in connection with the termination of the undersigned’s employment with or provision of services to the Company; provided that any public announcement or filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that such transfer is being made pursuant to the circumstances described in this clause (g);

(h)           the transfer or other disposition of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock upon a vesting or settlement event of the Company’s securities or upon the exercise of options, restricted share units, share value awards, warrants or other equity awards to purchase the Company’s securities (including any transfer or other disposition necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting or exercise whether by means of a “net settlement” or otherwise to the Company in the case of a “cashless exercise” or “net exercise” that is effected solely by surrender of outstanding options, restricted share units, share value awards, warrants or other equity awards (or the Common Stock issuable upon the exercise thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax obligations; provided that any filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that (i) the filing relates to the circumstances described in this clause (h), and (ii) any shares received upon exercise or settlement of the option, restricted share unit, share value award or other equity award or exercise of warrants are subject to a lock-up agreement substantially in the form of this Lock-Up Agreement;

(i)             transfers of Common Stock pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction after the completion of the Public Offering that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s shares of Common Stock shall remain subject to the provisions of this Lock-Up Agreement;

(j)             establishing trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period;

(k)             transfers of Common Stock pursuant to a trading plan established pursuant to Rule 10b5-1 under the Exchange Act entered into by the undersigned prior to the date hereof; provided that any filing required under Section 16(a) of the Exchange Act during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to such plan;

(l)             transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to the Company or any of its affiliates in connection with the Transactions contemplated in the Prospectus, upon exercise of the Company’s right to repurchase or reacquire the undersigned’s Common Stock pursuant to agreements disclosed in the Prospectus and in effect on the date of the consummation of the Public Offering, or as permitted by section 9 of the Third Amended and Restated Limited Liability Company Agreement of Fluence Energy, LLC, including in connection with exchanges qualifying under Section 351 of the Internal Revenue Code of 1986, as amended, provided, that any such shares of Common Stock received upon such exchange shall remain subject to the provisions of this Lock-Up Agreement and provided further that, to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the transfer, conversion, reclassification, redemption or exchange, as applicable, such announcement or filing shall include a statement explaining the circumstances of such transfer, or that such transfer, conversion, reclassification, redemption or exchange, occurred pursuant to the terms of section 9 of the Third Amended and Restated Limited Liability Company Agreement of Fluence Energy, LLC, as applicable, and no transfer of the shares of Common Stock or other securities received upon exchange may be made during the Restricted Period other than as may be permitted by this Lock-Up Agreement; [or]

(m)             sales of Common Stock to the Underwriters pursuant to the Underwriting Agreement[.][(and the cancellation of any shares of Class B-1 common stock in connection with the exercise of the undersigned’s redemption right with respect to its common units of Fluence Energy, LLC in connection therewith); or]1

(n)             [exchanges of shares of Class B-1 common stock for an equivalent number of shares of Class B-2 common stock of the Company, such shares of Class B-2 common stock shall remain subject to this Lock-up Agreement.]2

1 NTD: To be included in the case of AES Grid Stability, LLC only.

2 NTD: To be included in the case of AES Grid Stability, LLC only.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the undersigned’s shares of Common Stock, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 7(o) of the Underwriting Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Stock except in compliance with the foregoing restrictions.

The Underwriters agree that if any Major Holder (as defined below) party to a lock-up agreement in connection with the Public Offering is in any way released from, or receives a waiver of, any of its obligations pursuant to such lock-up agreement (including by amendment to the lock- up agreement or otherwise) (a “Released Party”), the undersigned will be similarly and contemporaneously released or waived from its obligations hereunder (which for the avoidance of doubt will include a release or waiver of the same percent of shares of Common Stock as the percent of shares of Common Stock held by the Released Party that are subject to the release or waiver, with such percentage calculated by reference to the aggregate number of shares of Common Stock beneficially owned by the Released Party and persons or entities, if any, identified as associated with such Released Party in a footnote to the beneficial ownership table under the caption “Selling Securityholders” of the Prospectus relating to the Public Offering). The Representatives shall provide at least three business days’ written notice to the Company prior to the effective date of any such release or waiver (such date, the “Release Date”), stating the percentage of shares held by such Released Party to be released, with the understanding that the Company shall use commercially reasonable efforts to notify the undersigned that the same percentage of shares held by the undersigned as is held by the Released Party shall be released from the restrictions set forth herein on the Release Date. For purposes of this Lock-Up Agreement, each of the following persons is a “Major Holder”: each officer and director of the Company and each “Selling Securityholder,” as such term is defined in the Underwriting Agreement. Notwithstanding the foregoing, no release or waiver will constitute a release or waiver for purposes of this paragraph, if: (a) such release or waiver is granted to any individual party or parties that represent, individually or in the aggregate with all releases or waivers under this clause (a), an amount less than or equal to 1% of the Company’s total then outstanding Common Stock, (b) such release or waiver is effected solely to permit a transfer not involving a disposition for value, the transferee has agreed in writing to sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement and any filing required under Section 16(a) of the Exchange Act during the Restricted Period related thereto shall clearly indicate in the footnotes thereto that the transferee has delivered a lock-up agreement substantially in the form of this Lock-Up Agreement, or (c) the release or waiver is granted due to circumstances of an emergency or hardship as determined by the Representatives in their sole judgment.

For purposes of this letter, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. For purposes of this letter, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an Underwriter pursuant to the Public Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity).

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any shares of Common Stock at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

The undersigned hereby consents to receipt of this Lock-Up Agreement in electronic form and understands and agrees that this letter agreement may be signed electronically. If any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Agreement (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company, the Selling Stockholders and the Underwriters.

This Lock-Up Agreement shall automatically terminate and the undersigned will be released from all obligations hereunder upon the earliest to occur, if any, of (a) the Company and the Selling Stockholders, on the one hand, or the Representatives, on the other hand, advising the other in writing that it has determined not to proceed with the Public Offering prior to the execution of the Underwriting Agreement, (b) the date the Registration Statement is withdrawn, if prior to the execution of the Underwriting Agreement and the closing of the Public Offering, (c) the date the Underwriting Agreement is terminated, if prior to the closing of the Public Offering, and (d) May 31, 2026, if the Underwriting Agreement has not been executed by such date.

This Lock-Up Agreement and any claim, controversy or dispute arising thereunder or related hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Pages Follow]

Very truly yours,

IF AN INDIVIDUAL:	IF AN ENTITY:

(duly authorized signature)	(please print complete name of entity)

Name:	By:
(please print full name)	(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

Address:	Address:

E-mail:	E-mail:

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

, 20

[Name and Address of
Officer or Director
Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by the Selling Stockholders of Fluence Energy, Inc. (the “Company”) of shares of Common Stock, par value $0.00001 per share (the “Common Stock”), of the Company and the lock-up agreement dated                 , 20      (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated                , 20     , with respect to shares of Common Stock (the “Shares”). Defined terms used and not otherwise defined herein shall have the meanings set forth in the Lock-up Agreement.

Barclays Capital Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective                , 20     . This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

Very truly yours,

Barclays Capital Inc.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:
Name:
Title:

cc:           Company

B-1